                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               ________________


                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)
                               October 22, 1998



                           COLGATE-PALMOLIVE COMPANY
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                                   --------
                (State or other jurisdiction of incorporation)
         1-644-2                                           13-1815595
         -------                                           ----------
  (Commission File Number)                    (IRS Employer Identification No.)

      300 Park Avenue New York, NY                            10022
      ----------------------------                            -----
(Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code (212) 310-2000
                                                          --------------

 Total number of sequentially numbered pages in this filing, including exhibits thereto:  59
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ITEM 5.

      On October 22, 1998, the Board of Directors of the Company renewed and updated the shareholder protections of its rights plan expiring on October 26, 1998, through the adoption of a revised Shareholder Rights Plan.

      The full texts of the Rights Plan and the Company's press release relating to the Company's announcement accompany this report as Exhibits 4-A and 99, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------


     (c) Exhibits

     4-A.Rights Agreement, dated as of October 23, 1998, between Colgate-
         Palmolive Company and First Chicago Trust Company of New York which includes the Amended Certificate of Designations Increasing Designated Shares of Series A Junior Participating Preference Stock as Exhibit A and the Form of Right Certificate as Exhibit B.

     99. Press release, dated October 22, 1998.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COLGATE-PALMOLIVE COMPANY


Date: October 23, 1998                         By: /s/ ANDREW D. HENDRY
                                                  ----------------------------
                                                       Andrew D. Hendry
                                                      Senior Vice President
                                                  General Counsel and Secretary